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                                                                   EXHIBIT 23.3
                              BK ASSOCIATES, INC.
                              CONSENT OF APPRAISER

     We consent to the use of our reports included herein and the references to our firm in the AerCo Limited Registration Statement on Form F-4 (file no. 333-____) to be filed with the Securities and Exchange Commission.

Dated: November ___, 1998

                              BK ASSOCIATES, INC.

                              BY: /s/John F. Kitz
                                  _______________________
                                  Name:  John F. Kitz
                                  Title: President